KPMG
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402




                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Minnesota Life Insurance Company and
Contract Owners of Variable Annuity Account:


We consent to the use of our reports included herein and to the reference to our Firm under the heading "AUDITORS" in Part B of the Registration Statement.



                                                       /s/ KPMG LLP
                                                       KPMG LLP


Minneapolis, Minnesota
April 24, 2001